UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 3, 2013

SNYDER’S-LANCE, INC.

(Exact Name of Registrant as Specified in Charter)

North Carolina	0-398	56-0292920
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13024 Ballantyne Corporate Place, Ste 900, Charlotte, NC	28277
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (704) 554-1421

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On May 3, 2013, Snyder’s-Lance, Inc. (the “Company”) amended its Restated Articles of Incorporation to increase the number of authorized shares of Common Stock of the Company from 75,000,000 shares to 110,000,000 shares. As described in Item 5.07 below, the stockholders of the Company approved the amendment at the Company’s 2013 Annual Meeting of Stockholders. The amendment became effective upon the filing of Articles of Amendment to the Restated Articles of Incorporation of the Company (the “Articles of Amendment”) with the Secretary of State of the State of North Carolina on May 3, 2013. A copy of the Articles of Amendment are attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Stockholders on May 3, 2013. Proxies were solicited from holders of 69,112,596 outstanding shares of Common Stock as of the close of business on March 11, 2013, as described in the Company’s Proxy Statement dated March 26, 2013.

At the meeting, stockholders elected the three directors named below. The votes cast with respect to each director were as follows:

Director Name	Votes For	Votes Withheld	Non-Votes
John E. Denton	49,370,125	1,075,681	14,917,312
Dan C. Swander	49,424,394	1,021,327	14,917,312
Michael A. Warehime	48,407,784	2,036,744	14,917,312

The Directors will hold office until the annual meeting of stockholders in 2016.

At the meeting, the stockholders ratified the selection of KPMG LLP as the independent registered public accounting firm for fiscal year 2013. This proposal received 64,578,256 votes for; 657,804 votes against; 130,234 abstentions; and zero non-votes.

Also at the meeting, the stockholders approved the advisory resolution approving the compensation paid to Snyder’s-Lance, Inc. named executive officers. This proposal received 46,227,901 votes for; 1,131,594 votes against; 3,088,987 abstentions; and 14,917,312 non-votes.

Also at the meeting, the stockholders approved an amendment to the Snyder’s-Lance, Inc. Restated Articles of Incorporation to increase the number of authorized shares of common stock from 75,000,000 shares to 110,000,000 shares. This proposal received 62,090,707 votes for; 650,101 votes against; 2,622,875 abstentions; and zero non-votes.

Item 8.01.	Other Events.

On May 3, 2013, Snyder’s-Lance, Inc. (the “Company”) issued a press release announcing the results from its 2013 Annual Meeting of Stockholders. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description

3.1	Articles of Amendment to the Restated Articles of Incorporation of the Company.

99.1	Press release, dated May 3, 2013, announcing the results from the 2013 Annual Meeting of Stockholders.

The information furnished as Exhibit 99.1 hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth in specific reference in a filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SNYDER’S-LANCE, INC.
(Registrant)

Date: May 6, 2013	By:	/s/ A. Zachary Smith III
A. Zachary Smith III
Secretary

SECURITIES AND EXCHANGE COMMISSION

Washington, DC

EXHIBITS

CURRENT REPORT

ON

FORM 8-K

Date of Event Reported:	Commission File No:
May 3, 2013	0-398

SNYDER’S-LANCE, INC.

EXHIBIT INDEX

Exhibit No.	Exhibit Description

3.1	Articles of Amendment to the Restated Articles of Incorporation of the Company.

99.1	Press Release, dated May 3, 2013, announcing results from the 2013 Annual Meeting of Stockholders.